EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE

The following table provides a reconciliation of basic and diluted loss per common share of Verso Paper:

	VERSO PAPER
	Year Ended December 31,
(In thousands, except per share amounts)	2013	2012	2011
Net income (loss) available to common shareholders	$(111,206)	$(173,829)	$(137,061)
Weighted average common stock outstanding	52,583	52,365	52,207
Weighted average restricted stock	541	485	388
Weighted average common shares outstanding - basic	53,124	52,850	52,595
Dilutive shares from stock options	—	—	—
Weighted average common shares outstanding - diluted	53,124	52,850	52,595
Basic loss per share	$(2.09)	$(3.29)	$(2.61)
Diluted loss per share	$(2.09)	$(3.29)	$(2.61)

In accordance with ASC Topic 260, Earnings Per Share, unvested restricted stock awards issued by Verso Paper contain nonforfeitable rights to dividends and qualify as participating securities.  No dividends have been declared or paid in 2013, 2012, or 2011.

For 2013, 4,344,628 weighted average potentially dilutive shares from stock options with a weighted average exercise price per share of $2.40 were excluded from the diluted earnings per share calculation due to the antidilutive effect such shares would have on net loss per common share.  For 2012, 3,033,282 weighted average potentially dilutive shares from stock options with a weighted average exercise price per share of $2.85 were excluded from the diluted earnings per share calculation due to the antidilutive effect such shares would have on net loss per common share.  For 2011, 1,728,127 weighted average potentially dilutive shares from stock options with a weighted average exercise price per share of $3.83 were excluded from the diluted earnings per share calculation due to the antidilutive effect such shares would have on net loss per common share.